UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 9, 2007
AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9344 (Commission File Number)	56-0732648 (IRS Employer Identification No.)

259 North Radnor-Chester Road, Suite 100, Radnor, PA (Address of principal executive offices)	19087-5283 (Zip Code)
Registrant’s telephone number, including area code: (610) 687-5253
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.
     On March 9, 2007, pursuant to a Bulk Gas Business Equity Purchase Agreement, dated November 22, 2006 (the “Agreement”), by and among Airgas, Inc. (the “Company”), Holox (USA) B.V., a Netherlands private company with limited liability, Holox Inc., a Georgia corporation, and Linde Aktiengesellschaft, a German corporation (the “Guarantor”), the Company completed the acquisition of the U.S. bulk gas business of the Guarantor that the U.S. Federal Trade Commission (“FTC”) had ordered the Guarantor to divest after its acquisition of The BOC Group (“BOC”), which was completed on September 5, 2006. Airgas paid cash consideration of approximately $495 million. The amount and type of consideration was determined on the basis of arm’s length negotiations between the Company and the Guarantor and is subject to a working capital adjustment. The acquisition was financed through borrowings under the Company’s Twelfth Amended and Restated Credit Agreement dated July 25, 2006, which was previously filed with the Securities and Exchange Commission as Exhibit 4 to the Company’s Form 10-Q for the quarter ended September 30, 2006.
      The closing of the acquisition was conditioned upon FTC review and approval of the transactions contemplated by the Agreement, and other customary closing conditions. On March 5, 2007, the FTC approved the acquisition and publicly announced its approval on March 9, 2007. The acquisition includes eight air separation units and related bulk gas business, with about 300 employees.
     The Agreement was filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended December 31, 2006 and is incorporated herein by reference.
      The Company’s press release dated March 9, 2007 announcing the closing of the acquisition is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 8.01. Other Events
      In a separate transaction, Airgas transferred the Rock Hill, SC plant and the aligned sales and service associates to its joint venture partner, National Welders Supply Company, Inc., which operates in the Carolinas and southern Virginia. The transferred business employs about 26 people and had more than $10 million in revenues in 2006.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
      In accordance with Item 9.01(a)(4), the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 calendar days after the date that this Current Report must be filed.
     (b) Pro forma financial information.
      In accordance with Item 9.01(b)(2), the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 calendar days after the date this Current Report must be filed.
     (d) Exhibits.

Exhibit 10.1*	Bulk Gas Business Equity Purchase Agreement, dated November 22, 2006, by and among Holox (USA) B.V., Holox Inc., Linde AG and Airgas, Inc.

Exhibit 99.1	Press Release, dated March 9, 2007, issued by Airgas, Inc.

*	Previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended December 31, 2006, and filed with the Securities and Exchange Commission on February 8, 2007.

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SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.		AIRGAS EAST, INC.

(Registrant)		AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
BY:	/s/ Thomas M. Smyth	AIRGAS SOUTH, INC.
	Thomas M. Smyth	AIRGAS GULF STATES, INC.
	Vice President & Controller	AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS SOUTHWEST, INC.
AIRGAS WEST, INC.
AIRGAS SAFETY, INC.
AIRGAS CARBONIC, INC.
AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller

ATNL, INC.

(Co-Registrant)

BY:	/s/ Melanie Andrews
Melanie Andrews
President

DATED:      March 13, 2007

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